Exhibit 99.1
OpenText Reports Second Quarter Fiscal Year 2019 Financial Results

Total Revenues of $735 million
Annual Recurring Revenues of $530 million, up 3% Y/Y
Operating Cash Flows of $189 million, up 14% Y/Y

Waterloo, ON, January 31, 2019 - Open Text Corporation (NASDAQ: OTEX), (TSX: OTEX), “The Information Company,” today announced its financial results for the second quarter ended December 31, 2018.
“OpenText delivered another strong quarter in Q2. Total revenues grew to $735 million, Annual Recurring Revenues grew to $530 million, up 3%, year over year, with record Adjusted EBITDA margin of 42%,” said Mark J. Barrenechea, OpenText CEO & CTO. “The OpenText Cloud continues to gain momentum as cloud revenues grew 5% and delivered 60% Adjusted Gross Margin. The OpenText Cloud is our greatest opportunity.”
Barrenechea further added, “Our strategy is Total Growth, where M&A will continue to be our largest growth driver, augmented with organic growth. Over the last 60 days, we have deployed approximately $386 million in capital and closed two cloud-based acquisitions. With a highly talented team and an increasingly strategic position with customers, we are well positioned to scale OpenText to new levels in the coming years."
“Q2 Fiscal 2019 financial performance continues to demonstrate our commitment to Total Growth, a focus on scaling productivity, solid execution of our acquisition framework, expanding margins and strengthening our balance sheet," said Madhu Ranganathan, OpenText EVP & CFO. "During Q2, we demonstrated solid margin performance across the company, generating $308 million of Adjusted EBITDA, $189 million in Operating Cash Flows, an increase of 14% over the prior fiscal year, and $595 million of cash on the balance sheet."
Financial Highlights for Q2 2019 with Year Over Year Comparisons

Summary of Quarterly Results
(in millions except per share data)	Q2 FY19	Q2 FY18	$ Change	% Change (Y/Y)	Q2 FY19 in CC*	% Change in CC*
Revenues:
Cloud services and subscriptions	$219.2	$208.1	$11.1	5.3%	$221.3	6.3%
Customer support	310.4	308.1	2.3	0.7%	314.9	2.2%
Total annual recurring revenues**	$529.6	$516.2	$13.4	2.6%	$536.2	3.9%
License	132.8	135.2	(2.5)	(1.8)%	134.8	(0.4)%
Professional service and other	72.9	83.0	(10.1)	(12.2)%	74.6	(10.1)%
Total revenues	$735.2	$734.4	$0.8	0.1%	$745.5	1.5%
GAAP-based operating income	$173.9	$166.9	$7.0	4.2%
Non-GAAP-based operating income (1)	$284.5	$268.2	$16.3	6.1%	$285.5	6.5%
GAAP-based EPS, diluted	$0.39	$0.32	$0.07	21.9%
Non-GAAP-based EPS, diluted (1)(2)	$0.80	$0.76	$0.04	5.3%	$0.80	5.3%
GAAP-based net income attributable to OpenText	$104.4	$85.1	$19.3	22.7%
Adjusted EBITDA (1)	$308.3	$290.5	$17.8	6.1%
Operating cash flows	$189.1	$166.2	$22.9	13.8%

Summary of YTD Results
(in millions except per share data)	FY19 YTD	FY18 YTD	$ Change	% Change (Y/Y)	FY19 YTD in CC*	% Change in CC*
Revenues:
Cloud services and subscriptions	$427.3	$402.0	$25.3	6.3%	$429.5	6.8%
Customer support	621.9	603.5	18.4	3.1%	626.3	3.8%
Total annual recurring revenues**	$1,049.2	$1,005.4	$43.8	4.4%	$1,055.7	5.0%
License	209.6	213.5	(3.8)	(1.8)%	212.4	(0.5)%
Professional service and other	143.5	156.2	(12.6)	(8.1)%	146.2	(6.4)%
Total revenues	$1,402.4	$1,375.1	$27.3	2.0%	$1,414.3	2.9%
GAAP-based operating income	$273.2	$254.6	$18.6	7.3%
Non-GAAP-based operating income (1)	$506.9	$469.9	$37.1	7.9%	$506.0	7.7%
GAAP-based EPS, diluted	$0.52	$0.46	$0.06	13.0%
Non-GAAP-based EPS, diluted (1)(2)	$1.40	$1.30	$0.10	7.7%	$1.40	7.7%
GAAP-based net income attributable to OpenText	$140.8	$121.7	$19.0	15.7%
Adjusted EBITDA (1)	$554.5	$510.9	$43.6	8.5%
Operating cash flows	$360.5	$233.4	$127.1	54.4%
(1) Please see note 2 "Use of Non-GAAP Financial Measures" below
(2) Please also see note 14 to the Company's Fiscal 2018 Consolidated Financial Statements on Form 10-K. Reflective of the amount of net tax benefit arising from the internal reorganization assumed to be allocable to the current period based on the forecasted utilization period.
Note: Individual line items in tables may be adjusted by non-material amounts to enable totals to align to published financial statements.

*CC: Constant currency for this purpose is defined as the current period reported revenues/expenses/earnings represented at the prior comparative period's foreign exchange rate.
**Annual recurring revenue is defined as the sum of Cloud services and subscriptions revenue and Customer support revenue.

OpenText Quarterly Business Highlights

•	OpenText buys Liaison Technologies, Inc.

•	OpenText buys Catalyst Repository Systems, Inc.

•	35 customer transactions over $1 million, 16 in the OpenText Cloud and 19 off-cloud

•	Financial, Consumer Goods, Services, Technology and Public Sector industries saw the most demand in cloud and license

•
Key customer wins in the quarter included Cannon Cochran Management Services, Equifax Inc., Hershey Software, Hydro Quebec, International Committee of the Red Cross, MetaSource, Philips Radiation and Oncology Systems, Repsol S.A., Rosneft Deutschland GmbH and Volkswagen Group of America

•	OpenText partners with Google Cloud to deliver Enterprise Information Management (EIM) on Google Cloud Platform

•	OpenText named a leader in IDC MarketScape Vendor Assessment for Multi-Enterprise Supply Chain Commerce Network

•	OpenText software now available on Salesforce AppExchange

Dividend Program Highlights
As part of our quarterly, non-cumulative cash dividend program, the Board declared on January 30, 2019 a cash dividend of $0.1518 per common share. The record date for this dividend is March 1, 2019 and the payment date is March 22, 2019. Future declarations of dividends and the establishment of future record and payment dates are subject to the final determination and discretion of the Board of Directors.

Summary of Quarterly Results
	Q2 FY19	Q1 FY19	Q2 FY18	% Change (Q2 FY19 vs Q1 FY19)		% Change (Q2 FY19 vs Q2 FY18)
Revenue (million)	$735.2	$667.2	$734.4	10.2%		0.1%
GAAP-based gross margin	69.0%	66.1%	67.3%	290	bps	170	bps
GAAP-based EPS, diluted	$0.39	$0.13	$0.32	200.0%		21.9%
Non-GAAP-based gross margin (1)	75.7%	73.4%	73.9%	230	bps	180	bps
Non-GAAP-based EPS, diluted (1)(2)	$0.80	$0.60	$0.76	33.3%		5.3%
(1) Please see note 2 "Use of Non-GAAP Financial Measures" below
(2) Please also see note 14 to the Company's Fiscal 2018 Consolidated Financial Statements on Form 10-K. Reflective of the amount of net tax benefit arising from the internal reorganization assumed to be allocable to the current period based on the forecasted utilization period.
Conference Call Information

The public is invited to listen to the earnings conference call today at 5:00 p.m. ET (2:00 p.m. PT) by dialing 1-800-319-4610 (toll-free) or +1-604-638-5340 (international). Please dial-in 10 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at http://investors.opentext.com/investor-events-and-presentations.

A replay of the call will be available beginning January 31, 2019 at 7:00 p.m. ET through 11:59 p.m. on February 14, 2019 and can be accessed by dialing 1-855-669-9658 (toll-free) or +1-604-674-8052 (international) and using passcode 2854 followed by the number sign.

Please see below note (2) for a reconciliation of U.S. GAAP-based financial measures used in this press release, to non-U.S. GAAP-based financial measures.

About OpenText
OpenText, The Information Company™, a market leader in Enterprise Information Management software and solutions, enabling companies to manage, leverage, secure and gain insight into their enterprise information, on premises or in the cloud. For more information about OpenText (NASDAQ/TSX: OTEX) visit www.opentext.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the focus of Open Text Corporation (“OpenText” or “the Company”) in our fiscal year ending June 30, 2019 (Fiscal 2019) on growth in earnings and cash flows, creating value through investments in broader Enterprise Information Management (EIM) capabilities, distribution, the Company's presence in the cloud and in growth markets, expected growth in our revenue lines, total growth from acquisitions, innovation and organic initiatives, and distribution expansion, the focus on recurring revenues, improving efficiency, expanding cash flow and strengthening the business, adjusted operating income and cash flow, its financial condition, the adjusted operating margin target range, results of operations and earnings, announced acquisitions, ongoing tax matters, the integration of the acquired businesses, expected timing, charges and savings related to restructuring activities, declaration of quarterly dividends, future tax rates, new platform and product offerings, scaling OpenText to new levels in Fiscal 2019 and beyond, the anticipated size, benefits and timing related to our restructuring plan, and other matters, may contain words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", "may", "could", "would", "might", "will" and variations of these words or similar expressions are considered forward-looking statements or information under applicable securities laws. In addition, any information or statements that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking, and based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors and assumptions that may cause the actual results, performance or achievements to differ materially. Such factors include, but are not limited to: (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products and services to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market including expected growth in the Artificial Intelligence market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products and services to be realized by customers; (viii) the demand for the Company's products and services and the extent of deployment of the Company's products and services in the EIM marketplace; (ix) downward pressure on our share price and dilutive effect of future sales or issuances of equity securities (including in connection with future acquisitions); (x) the Company's financial condition and capital requirements; and (xi) statements about the impact of product releases. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the potential for the incurrence of or assumption of debt in connection with acquisitions and the impact on the ratings or outlooks of rating agencies on the Company's outstanding debt securities; (iii) the possibility that the Company may be unable to meet its future reporting requirements under the U.S. Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, or applicable Canadian securities regulation; (iv) the risks associated with bringing new products and services to market; (v) failure to comply with privacy laws and regulations that are extensive, open to various interpretations and complex to implement including General Data Protection Regulation (GDPR) and Country by Country Reporting (CBCR); (vi) fluctuations in currency exchange rates; (vii) delays in the purchasing decisions of the Company's customers; (viii) the competition the Company faces in its industry and/or marketplace; (ix) the final determination of litigation, tax audits (including tax examinations in the United States and elsewhere) and other legal proceedings; (x) potential exposure to greater than anticipated tax liabilities or expenses, including with respect to changes in Canadian, U.S. or international tax regimes including the new tax reform legislation enacted through the Tax Cuts and Jobs Act in the United States; (xi) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (xii) the continuous commitment of the Company's customers; and (xiii) demand for the Company's products and services. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

Greg Secord
Vice President, Investor Relations
Open Text Corporation
415-963-0825
investors@opentext.com

Copyright ©2019 Open Text. OpenText is a trademark or registered trademark of Open Text. The list of trademarks is not exhaustive of other trademarks. Registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text. All rights reserved. For more information, visit: http://www.opentext.com/who-we-are/copyright-information.

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of U.S. dollars, except share data)

	December 31, 2018	June 30, 2018
ASSETS	(unaudited)
Cash and cash equivalents	$595,069	$682,942
Accounts receivable trade, net of allowance for doubtful accounts of $16,256 as of December 31, 2018 and $9,741 as of June 30, 2018	482,289	487,956
Contract assets	13,607	—
Income taxes recoverable	39,388	55,623
Prepaid expenses and other current assets	82,188	101,059
Total current assets	1,212,541	1,327,580
Property and equipment	246,726	264,205
Long-term contract assets	11,804	—
Goodwill	3,732,669	3,580,129
Acquired intangible assets	1,284,299	1,296,637
Deferred tax assets	1,085,272	1,122,729
Other assets	124,414	111,267
Deferred charges	—	38,000
Long-term income taxes recoverable	31,678	24,482
Total assets	$7,729,403	$7,765,029
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$282,870	$302,154
Current portion of long-term debt	10,000	10,000
Deferred revenues	572,915	644,211
Income taxes payable	45,680	38,234
Total current liabilities	911,465	994,599
Long-term liabilities:
Accrued liabilities	53,023	52,827
Deferred credits	—	2,727
Pension liability	65,265	65,719
Long-term debt	2,607,706	2,610,523
Deferred revenues	45,538	69,197
Long-term income taxes payable	172,641	172,241
Deferred tax liabilities	87,753	79,938
Total long-term liabilities	3,031,926	3,053,172
Shareholders' equity:
Share capital and additional paid-in capital
268,569,471 and 267,651,084 Common Shares issued and outstanding at December 31, 2018 and June 30, 2018, respectively; authorized Common Shares: unlimited	1,731,299	1,707,073
Accumulated other comprehensive income	25,971	33,645
Retained earnings	2,056,831	1,994,235
Treasury stock, at cost (816,704 shares at December 31, 2018 and 690,336 shares at June 30, 2018, respectively)	(29,241)	(18,732)
Total OpenText shareholders' equity	3,784,860	3,716,221
Non-controlling interests	1,152	1,037
Total shareholders' equity	3,786,012	3,717,258
Total liabilities and shareholders' equity	$7,729,403	$7,765,029

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2018	2017	2018	2017
Revenues:
License	$132,756	$135,244	$209,643	$213,475
Cloud services and subscriptions	219,233	208,121	427,316	401,974
Customer support	310,354	308,070	621,905	603,474
Professional service and other	72,888	82,970	143,524	156,169
Total revenues	735,231	734,405	1,402,388	1,375,092
Cost of revenues:
License	3,655	4,587	7,527	7,547
Cloud services and subscriptions	88,698	90,485	176,401	174,619
Customer support	31,273	33,117	61,738	65,887
Professional service and other	56,030	64,886	112,826	124,314
Amortization of acquired technology-based intangible assets	48,366	47,128	95,843	91,088
Total cost of revenues	228,022	240,203	454,335	463,455
Gross profit	507,209	494,202	948,053	911,637
Operating expenses:
Research and development	75,753	80,123	153,223	157,697
Sales and marketing	126,193	129,151	246,375	251,766
General and administrative	52,198	48,954	103,122	97,856
Depreciation	23,834	22,071	47,688	40,949
Amortization of acquired customer-based intangible assets	45,919	46,268	91,795	90,057
Special charges	9,380	715	32,691	18,746
Total operating expenses	333,277	327,282	674,894	657,071
Income from operations	173,932	166,920	273,159	254,566
Other income (expense), net	378	5,547	1,900	15,771
Interest and other related expense, net	(33,613)	(34,404)	(68,144)	(68,215)
Income before income taxes	140,697	138,063	206,915	202,122
Provision for (recovery of) income taxes	36,236	53,146	66,086	80,515
Net income for the period	$104,461	$84,917	$140,829	$121,607
Net (income) loss attributable to non-controlling interests	(29)	194	(73)	100
Net income attributable to OpenText	$104,432	$85,111	$140,756	$121,707
Earnings per share—basic attributable to OpenText	$0.39	$0.32	$0.52	$0.46
Earnings per share—diluted attributable to OpenText	$0.39	$0.32	$0.52	$0.46
Weighted average number of Common Shares outstanding—basic	268,524	265,504	268,276	265,153
Weighted average number of Common Shares outstanding—diluted	269,400	266,857	269,396	266,549

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2018	2017	2018	2017
Net income for the period	$104,461	$84,917	$140,829	$121,607
Other comprehensive income (loss)—net of tax:
Net foreign currency translation adjustments	(3,418)	(1,446)	(6,938)	(540)
Unrealized gain (loss) on cash flow hedges:
Unrealized gain (loss) - net of tax expense (recovery) effect of ($677) and ($60) for the three months ended December 31, 2018 and 2017, respectively; ($496) and $403 for the six months ended December 31, 2018 and 2017, respectively	(1,877)	(168)	(1,375)	1,117
(Gain) loss reclassified into net income - net of tax (expense) recovery effect of $169 and ($141) for the three months ended December 31, 2018 and 2017, respectively; $301 and ($428) for the six months ended December 31, 2018 and 2017, respectively	467	(391)	833	(1,188)
Actuarial gain (loss) relating to defined benefit pension plans:
Actuarial gain (loss) - net of tax expense (recovery) effect of ($519) and ($153) for the three months ended December 31, 2018 and 2017, respectively; ($213) and ($236) for the six months ended December 31, 2018 and 2017, respectively	(1,521)	(48)	(324)	(163)
Amortization of actuarial (gain) loss into net income - net of tax (expense) recovery effect of $72 and $43 for the three months ended December 31, 2018 and 2017, respectively; $145 and $85 for the six months ended December 31, 2018 and 2017, respectively	64	56	130	112
Release of unrealized gain on marketable securities - net of tax effect of nil	—	—	—	(617)
Total other comprehensive income (loss) net, for the period	(6,285)	(1,997)	(7,674)	(1,279)
Total comprehensive income	98,176	82,920	133,155	120,328
Comprehensive (income) loss attributable to non-controlling interests	(29)	194	(73)	100
Total comprehensive income attributable to OpenText	$98,147	$83,114	$133,082	$120,428

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
(In thousands of U.S. dollars and shares)
(unaudited)

	Six Months Ended December 31, 2018
	Common Shares and Additional Paid in Capital		Treasury Stock		Retained Earnings	Accumulated Other Comprehensive Income	Non-Controlling Interests	Total
	Shares	Amount	Shares	Amount
Balance as of June 30, 2018	267,651	$1,707,073	(691)	$(18,732)	$1,994,235	$33,645	$1,037	$3,717,258
Adoption of ASU 2016-16 - cumulative effect	—	—	—	—	(26,780)	—	—	(26,780)
Adoption of Topic 606 - cumulative effect	—	—	—	—	29,786	—	—	29,786
Issuance of Common Shares
Under employee stock option plans	494	12,431	—	—	—	—	—	12,431
Under employee stock purchase plans	187	5,569	—	—	—	—	—	5,569
Share-based compensation	—	6,555	—	—	—	—	—	6,555
Purchase of treasury stock	—	—	(304)	(11,719)	—	—	—	(11,719)
Issuance of treasury stock	—	(70)	3	70	—	—	—	—
Dividends declared ($0.1518 per Common Share)	—	—	—	—	(40,466)	—	—	(40,466)
Other comprehensive income - net	—	—	—	—	—	(1,389)	—	(1,389)
Non-controlling interest	—	(625)	—	—	—	—	42	(583)
Net income for the quarter	—	—	—	—	36,324	—	44	36,368
Balance as of September 30, 2018	268,332	$1,730,933	(992)	$(30,381)	$1,993,099	$32,256	$1,123	$3,727,030
Issuance of Common Shares
Under employee stock option plans	62	1,740	—	—	—	—	—	1,740
Under employee stock purchase plans	175	5,696	—	—	—	—	—	5,696
Share-based compensation	—	6,885	—	—	—	—	—	6,885
Purchase of treasury stock	—	—	(370)	(12,815)	—	—	—	(12,815)
Issuance of treasury stock	—	(13,955)	545	13,955	—	—	—	—
Dividends declared ($0.1518 per Common Share)	—	—	—	—	(40,700)	—	—	(40,700)
Other comprehensive income - net	—	—	—	—	—	(6,285)	—	(6,285)
Net income for the quarter	—	—	—	—	104,432	—	29	104,461
Balance as of December 31, 2018	268,569	$1,731,299	(817)	$(29,241)	$2,056,831	$25,971	$1,152	$3,786,012

	Six Months Ended December 31, 2017
	Common Shares and Additional Paid in Capital		Treasury Stock		Retained Earnings	Accumulated Other Comprehensive Income	Non-Controlling Interests	Total
	Shares	Amount	Shares	Amount
Balance as of June 30, 2017	264,060	$1,613,454	(1,102)	$(27,520)	$1,897,624	$48,800	$961	$3,533,319
Issuance of Common Shares
Under employee stock option plans	1,048	16,154	—	—	—	—	—	16,154
Under employee stock purchase plans	180	4,837	—	—	—	—	—	4,837
Share-based compensation	—	8,235	—	—	—	—	—	8,235
Issuance of treasury stock	—	(178)	9	178	—	—	—	—
Dividends declared ($0.1320 per Common Share)	—	—	—	—	(35,017)	—	—	(35,017)
Other comprehensive income - net	—	—	—	—	—	718	—	718
Net income for the quarter	—	—	—	—	36,596	—	94	36,690
Balance as of September 30, 2017	265,288	$1,642,502	(1,093)	$(27,342)	$1,899,203	$49,518	$1,055	$3,564,936
Issuance of Common Shares
Under employee stock option plans	145	$3,374	—	$—	$—	$—	$—	$3,374
Under employee stock purchase plans	193	5,275	—	—	—	—	—	5,275
Share-based compensation	—	7,158	—	—	—	—	—	7,158
Issuance of treasury stock	—	(8,092)	379	8,092	—	—	—	—
Dividends declared ($0.1320 per Common Share)	—	—	—	—	(34,811)	—	—	(34,811)
Other comprehensive income - net	—	—	—	—	—	(1,997)	—	(1,997)
Net income for the year	—	—	—	—	85,111	—	(194)	84,917
Balance as of December 31, 2017	265,626	$1,650,217	(714)	$(19,250)	$1,949,503	$47,521	$861	$3,628,852

OPEN TEXT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2018	2017	2018	2017
Cash flows from operating activities:
Net income for the period	$104,461	$84,917	$140,829	$121,607
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	118,119	115,467	235,326	222,094
Share-based compensation expense	6,885	7,158	13,440	15,393
Pension expense	1,109	834	2,254	1,869
Amortization of debt issuance costs	1,079	1,234	2,157	2,532
Amortization of deferred charges and credits	—	1,117	—	2,234
Loss on sale and write down of property and equipment	1,639	—	9,428	163
Release of unrealized gain on marketable securities to income	—	—	—	(841)
Deferred taxes	1,140	38,427	8,909	44,374
Share in net (income) loss of equity investees	(5,491)	(316)	(7,863)	196
Changes in operating assets and liabilities:
Accounts receivable	(40,327)	(54,620)	33,548	(49,458)
Contract assets	(8,054)	—	(13,400)	—
Prepaid expenses and other current assets	2,800	(2,575)	12,532	(5,383)
Income taxes and deferred charges and credits	4,763	(7,565)	17,324	1,583
Accounts payable and accrued liabilities	10,253	(8,023)	(29,748)	(72,499)
Deferred revenue	(11,748)	(10,366)	(69,151)	(48,846)
Other assets	2,475	497	4,919	(1,586)
Net cash provided by operating activities	189,103	166,186	360,504	233,432
Cash flows from investing activities:
Additions of property and equipment	(8,969)	(25,488)	(33,464)	(55,937)
Purchase of Liaison Technologies, Inc.	(311,285)	—	(311,285)	—
Purchase of Guidance Software, net of cash acquired	—	(8,510)	(2,279)	(229,275)
Purchase of Covisint Corporation, net of cash acquired	—	—	—	(71,279)
Other investing activities	(5,369)	(3,855)	(6,373)	(8,061)
Net cash used in investing activities	(325,623)	(37,853)	(353,401)	(364,552)
Cash flows from financing activities:
Proceeds from issuance of long-term debt and revolver	—	—	—	200,000
Proceeds from issuance of Common Shares from exercise of stock options and ESPP	6,159	7,797	24,286	29,622
Repayment of long-term debt and revolver	(2,500)	(1,940)	(5,000)	(3,880)
Debt issuance costs	—	—	(322)	—
Purchase of treasury stock	(12,815)	—	(24,534)	—
Repurchase of non-controlling interest	—	—	(583)	—
Payments of dividends to shareholders	(40,700)	(34,811)	(81,166)	(69,828)
Net cash provided by (used in) financing activities	(49,856)	(28,954)	(87,319)	155,914
Foreign exchange gain (loss) on cash held in foreign currencies	(6,329)	(216)	(5,901)	7,546
Increase (decrease) in cash, cash equivalents and restricted cash during the period	(192,705)	99,163	(86,117)	32,340
Cash, cash equivalents and restricted cash at beginning of the period	790,579	379,387	683,991	446,210
Cash, cash equivalents and restricted cash at end of the period	$597,874	$478,550	$597,874	$478,550

Reconciliation of cash, cash equivalents and restricted cash:	December 31, 2018	December 31, 2017
Cash and cash equivalents	595,069	476,014
Restricted cash included in Other assets	2,805	2,536
Total Cash, cash equivalents and restricted cash	$597,874	$478,550

Notes

(1)	All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with U.S. GAAP, the Company provides certain financial measures that are not in accordance with U.S. GAAP (Non-GAAP). These Non-GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar Non-GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of these Non-GAAP financial measures both in its reconciliation to the U.S. GAAP financial measures and its consolidated financial statements, all of which should be considered when evaluating the Company's results.

The Company uses these Non-GAAP financial measures to supplement the information provided in its consolidated financial statements, which are presented in accordance with U.S. GAAP. The presentation of Non-GAAP financial measures are not meant to be a substitute for financial measures presented in accordance with U.S. GAAP, but rather should be evaluated in conjunction with and as a supplement to such U.S. GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the U.S. GAAP measures with certain Non-GAAP measures defined below.
Non-GAAP-based net income and Non-GAAP-based EPS, attributable to OpenText, are calculated as GAAP-based net income or earnings per share, attributable to OpenText, on a diluted basis, after giving effect to the amortization of acquired intangible assets, other income (expense), share-based compensation, and Special charges (recoveries), all net of tax and any tax benefits/expense items unrelated to current period income, as further described in the tables below. Non-GAAP-based gross profit is the arithmetical sum of GAAP-based gross profit and the amortization of acquired technology-based intangible assets and share-based compensation within cost of sales. Non-GAAP-based gross margin is calculated as Non-GAAP-based gross profit expressed as a percentage of total revenue. Non-GAAP-based income from operations is calculated as income from operations, excluding the amortization of acquired intangible assets, Special charges (recoveries), and share-based compensation expense.
Adjusted earnings (loss) before interest, taxes, depreciation and amortization (Adjusted EBITDA) is calculated as GAAP-based net income, attributable to OpenText, excluding interest income (expense), provision for income taxes, depreciation and amortization of acquired intangible assets, other income (expense), share-based compensation and Special charges (recoveries).
The Company's management believes that the presentation of the above defined Non-GAAP financial measures provides useful information to investors because they portray the financial results of the Company before the impact of certain non-operational charges. The use of the term “non-operational charge” is defined for this purpose as an expense that does not impact the ongoing operating decisions taken by the Company's management. These items are excluded based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports and are not excluded in the sense that they may be used under U.S. GAAP.
The Company does not acquire businesses on a predictable cycle, and therefore believes that the presentation of non-GAAP measures, which in certain cases adjust for the impact of amortization of intangible assets and the related tax effects that are primarily related to acquisitions, will provide readers of financial statements with a more consistent basis for comparison across accounting periods and be more useful in helping readers understand the Company’s operating results and underlying operational trends. Additionally, the Company has engaged in various restructuring activities over the past several years that have resulted in costs associated with reductions in headcount, consolidation of leased facilities and related costs, all which are recorded under the Company’s “Special Charges (recoveries)” caption on the Consolidated Statements of Income. Each restructuring activity is a discrete event based on a unique set of business objectives or circumstances, and each differs in terms of its operational implementation, business impact and scope, and the size of each restructuring plan can vary significantly from period to period. Therefore, the Company believes that the exclusion of these special charges (recoveries) will also better aid readers of financial statements in the understanding and comparability of the Company's operating results and underlying operational trends.
In summary the Company believes the provision of supplemental Non-GAAP measures allow investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of OpenText's performance or expected performance of future operations and facilitates period-to-period comparison of operating performance (although prior performance is not necessarily indicative of future performance). As a result, the Company considers it appropriate and reasonable to provide, in addition to U.S. GAAP measures, supplementary Non-GAAP financial measures that exclude certain items from the presentation of its financial results.
The following charts provide (unaudited) reconciliations of U.S. GAAP-based financial measures to Non-U.S. GAAP-based financial measures for the following periods presented. Results for reporting periods commencing July 1, 2018 are presented under the new Topic 606 revenue standard, while prior period results continue to be reported under the previous standard. For more details relating to our adoption of Topic 606 please see Note 1 "Basis of Presentation" and Note 3 "Revenues" to our Condensed Consolidated Financial Statements on Form 10-Q.

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended December 31, 2018. (In thousands except for per share amounts)
	Three Months Ended December 31, 2018
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$88,698		$(265)	(1)	$88,433
Customer support	31,273		(271)	(1)	31,002
Professional service and other	56,030		(358)	(1)	55,672
Amortization of acquired technology-based intangible assets	48,366		(48,366)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	507,209	69.0%	49,260	(3)	556,469	75.7%
Operating expenses
Research and development	75,753		(994)	(1)	74,759
Sales and marketing	126,193		(1,615)	(1)	124,578
General and administrative	52,198		(3,382)	(1)	48,816
Amortization of acquired customer-based intangible assets	45,919		(45,919)	(2)	—
Special charges (recoveries)	9,380		(9,380)	(4)	—
GAAP-based income from operations / Non-GAAP-based income from operations	173,932		110,550	(5)	284,482
Other income (expense), net	378		(378)	(6)	—
Provision for (recovery of) income taxes	36,236		(1,114)	(7)	35,122
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	104,432		111,286	(8)	215,718
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted, attributable to OpenText	$0.39		$0.41	(8)	$0.80

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of total revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods relevant to an acquisition and include certain charges or recoveries that are not indicative or related to continuing operations, and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) generally relates to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results. Other income (expense) also includes our share of income (losses) from our holdings in non-marketable securities investments as a limited partner. We do not actively trade equity securities in these privately held companies nor do we plan our ongoing operations based around any anticipated fundings or distributions from these investments. We exclude gains and losses on these investments as we do not believe they are reflective of our ongoing business and operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 26% and a Non-GAAP-based tax rate of approximately 14%; these rate differences are due to the income tax effects of items that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded items include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax benefits/expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, and “book to return” adjustments for tax return filings and tax assessments. Included is the amount of net tax benefits arising from the internal reorganization that occurred in Fiscal 2017 assumed to be allocable to the current period based on the forecasted utilization period. In arriving at our Non-GAAP-based tax rate of approximately 14%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Three Months Ended December 31, 2018
		Per share diluted
GAAP-based net income, attributable to OpenText	$104,432	$0.39
Add:
Amortization	94,285	0.35
Share-based compensation	6,885	0.03
Special charges (recoveries)	9,380	0.03
Other (income) expense, net	(378)	—
GAAP-based provision for (recovery of) income taxes	36,236	0.13
Non-GAAP-based provision for income taxes	(35,122)	(0.13)
Non-GAAP-based net income, attributable to OpenText	$215,718	$0.80

Reconciliation of Adjusted EBITDA

Three Months Ended December 31, 2018
GAAP-based net income, attributable to OpenText	$104,432
Add:
Provision for (recovery of) income taxes	36,236
Interest and other related expense, net	33,613
Amortization of acquired technology-based intangible assets	48,366
Amortization of acquired customer-based intangible assets	45,919
Depreciation	23,834
Share-based compensation	6,885
Special charges (recoveries)	9,380
Other (income) expense, net	(378)
Adjusted EBITDA	$308,287

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the six months ended December 31, 2018. (In thousands except for per share amounts)
	Six Months Ended December 31, 2018
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$176,401		$(582)	(1)	$175,819
Customer support	61,738		(571)	(1)	61,167
Professional service and other	112,826		(882)	(1)	111,944
Amortization of acquired technology-based intangible assets	95,843		(95,843)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	948,053	67.6%	97,878	(3)	1,045,931	74.6%
Operating expenses
Research and development	153,223		(2,353)	(1)	150,870
Sales and marketing	246,375		(3,416)	(1)	242,959
General and administrative	103,122		(5,636)	(1)	97,486
Amortization of acquired customer-based intangible assets	91,795		(91,795)	(2)	—
Special charges (recoveries)	32,691		(32,691)	(4)	—
GAAP-based income from operations / Non-GAAP-based income from operations	273,159		233,769	(5)	506,928
Other income (expense), net	1,900		(1,900)	(6)	—
Provision for (recovery of) income taxes	66,086		(4,656)	(7)	61,430
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	140,756		236,525	(8)	377,281
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.52		$0.88	(8)	$1.40

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of total revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods relevant to an acquisition and include certain charges or recoveries that are not indicative or related to continuing operations, and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) generally relates to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results. Other income (expense) also includes our share of income (losses) from our holdings in non-marketable securities investments as a limited partner. We do not actively trade equity securities in these privately held companies nor do we plan our ongoing operations based around any anticipated fundings or distributions from these investments. We exclude gains and losses on these investments as we do not believe they are reflective of our ongoing business and operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 32% and a Non-GAAP-based tax rate of approximately 14%; these rate differences are due to the income tax effects of items that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded items include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax benefits/expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, and “book to return” adjustments for tax return filings and tax assessments. Included is the amount of net tax benefits arising from the internal reorganization that occurred in Fiscal 2017 assumed to be allocable to the current period based on the forecasted utilization period. In arriving at our Non-GAAP-based tax rate of approximately 14%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Six Months Ended December 31, 2018
		Per share diluted
GAAP-based net income, attributable to OpenText	$140,756	$0.52
Add:
Amortization	187,638	0.70
Share-based compensation	13,440	0.05
Special charges (recoveries)	32,691	0.12
Other (income) expense, net	(1,900)	(0.01)
GAAP-based provision for (recovery of) income taxes	66,086	0.25
Non-GAAP based provision for income taxes	(61,430)	(0.23)
Non-GAAP-based net income, attributable to OpenText	$377,281	$1.40
Reconciliation of Adjusted EBITDA

Six Months Ended December 31, 2018
GAAP-based net income, attributable to OpenText	$140,756
Add:
Provision for (recovery of) income taxes	66,086
Interest and other related expense, net	68,144
Amortization of acquired technology-based intangible assets	95,843
Amortization of acquired customer-based intangible assets	91,795
Depreciation	47,688
Share-based compensation	13,440
Special charges (recoveries)	32,691
Other (income) expense, net	(1,900)
Adjusted EBITDA	$554,543

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended September 30, 2018. (In thousands except for per share amounts)
	Three Months Ended September 30, 2018
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$87,703		$(317)	(1)	$87,386
Customer support	30,465		(300)	(1)	30,165
Professional service and other	56,796		(524)	(1)	56,272
Amortization of acquired technology-based intangible assets	47,477		(47,477)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	440,844	66.1%	48,618	(3)	489,462	73.4%
Operating expenses
Research and development	77,470		(1,359)	(1)	76,111
Sales and marketing	120,182		(1,801)	(1)	118,381
General and administrative	50,924		(2,254)	(1)	48,670
Amortization of acquired customer-based intangible assets	45,876		(45,876)	(2)	—
Special charges (recoveries)	23,311		(23,311)	(4)	—
GAAP-based income from operations / Non-GAAP-based income from operations	99,227		123,219	(5)	222,446
Other income (expense), net	1,522		(1,522)	(6)	—
Provision for (recovery of) income taxes	29,850		(3,542)	(7)	26,308
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	36,324		125,239	(8)	161,563
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted, attributable to OpenText	$0.13		$0.47	(8)	$0.60

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of total revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods relevant to an acquisition and include certain charges or recoveries that are not indicative or related to continuing operations, and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) generally relates to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results. Other income (expense) also includes our share of income (losses) from our holdings in non-marketable securities investments as a limited partner. We do not actively trade equity securities in these privately held companies nor do we plan our ongoing operations based around any anticipated fundings or distributions from these investments. We exclude gains and losses on these investments as we do not believe they are reflective of our ongoing business and operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 45% and a Non-GAAP-based tax rate of approximately 14%; these rate differences are due to the income tax effects of items that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded items include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax benefits/expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, and “book to return” adjustments for tax return filings and tax assessments. Included is the amount of net tax benefits arising from the internal reorganization that occurred in Fiscal 2017 assumed to be allocable to the current period based on the forecasted utilization period. In arriving at our Non-GAAP-based tax rate of approximately 14%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Three Months Ended September 30, 2018
		Per share diluted
GAAP-based net income, attributable to OpenText	$36,324	$0.13
Add:
Amortization	93,353	0.35
Share-based compensation	6,555	0.02
Special charges (recoveries)	23,311	0.09
Other (income) expense, net	(1,522)	(0.01)
GAAP-based provision for (recovery of) income taxes	29,850	0.11
Non-GAAP-based provision for income taxes	(26,308)	(0.09)
Non-GAAP-based net income, attributable to OpenText	$161,563	$0.60

Reconciliation of Adjusted EBITDA

Three Months Ended September 30, 2018
GAAP-based net income, attributable to OpenText	$36,324
Add:
Provision for (recovery of) income taxes	29,850
Interest and other related expense, net	34,531
Amortization of acquired technology-based intangible assets	47,477
Amortization of acquired customer-based intangible assets	45,876
Depreciation	23,854
Share-based compensation	6,555
Special charges (recoveries)	23,311
Other (income) expense, net	(1,522)
Adjusted EBITDA	$246,256

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended December 31, 2017. (In thousands except for per share amounts)
	Three Months Ended December 31, 2017
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$90,485		$(462)	(1)	$90,023
Customer support	33,117		(327)	(1)	32,790
Professional service and other	64,886		(603)	(1)	64,283
Amortization of acquired technology-based intangible assets	47,128		(47,128)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	494,202	67.3%	48,520	(3)	542,722	73.9%
Operating expenses
Research and development	80,123		(1,587)	(1)	78,536
Sales and marketing	129,151		(2,095)	(1)	127,056
General and administrative	48,954		(2,084)	(1)	46,870
Amortization of acquired customer-based intangible assets	46,268		(46,268)	(2)	—
Special charges (recoveries)	715		(715)	(4)	—
GAAP-based income from operations / Non-GAAP-based income from operations	166,920		101,269	(5)	268,189
Other income (expense), net	5,547		(5,547)	(6)	—
Provision for (recovery of) income taxes	53,146		(22,095)	(7)	31,051
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	85,111		117,817	(8)	202,928
GAAP-based earnings per share / Non-GAAP-based earnings per share-diluted, attributable to OpenText	$0.32		$0.44	(8)	$0.76

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of total revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods relevant to an acquisition and include certain charges or recoveries that are not indicative or related to continuing operations, and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) generally relates to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results. Other income (expense) also includes our share of income (losses) from our holdings in non-marketable securities investments as a limited partner. We do not actively trade equity securities in these privately held companies nor do we plan our ongoing operations based around any anticipated fundings or distributions from these investments. We exclude gains and losses on these investments as we do not believe they are reflective of our ongoing business and operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 38% and a Non-GAAP-based tax rate of approximately 13%; these rate differences are due to the income tax effects of items that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded items include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax benefits/expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, and “book to return” adjustments for tax return filings and tax assessments. Included is the amount of net tax benefits arising from the internal reorganization that occurred in Fiscal 2017 assumed to be allocable to the current period based on the forecasted utilization period. In arriving at our Non-GAAP-based tax rate of approximately 13%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense. In addition, as a result of the changes in US tax reform legislation that was enacted on December 22, 2017 through the Tax Cuts and Jobs Act, the Company reassessed its Non-GAAP-based tax rate to be approximately 14% for the six months ended December 31, 2017, down from 15%. Pursuant to this, the Non-GAAP-based tax rate of approximately 13% for the three months ended December 31, 2017 includes a one-time cumulative catch up of recoveries and charges, as though the Company's Non-GAAP-based tax rate was 14% as of July 1, 2017.

(8)	Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Three Months Ended December 31, 2017
		Per share diluted
GAAP-based net income, attributable to OpenText	$85,111	$0.32
Add:
Amortization	93,396	0.35
Share-based compensation	7,158	0.03
Special charges (recoveries)	715	—
Other (income) expense, net	(5,547)	(0.02)
GAAP-based provision for (recovery of) income taxes	53,146	0.20
Non-GAAP-based provision for income taxes	(31,051)	(0.12)
Non-GAAP-based net income, attributable to OpenText	$202,928	$0.76

Reconciliation of Adjusted EBITDA

Three months ended December 31, 2017
GAAP-based net income, attributable to OpenText	$85,111
Add:
Provision for (recovery of) income taxes	53,146
Interest and other related expense, net	34,404
Amortization of acquired technology-based intangible assets	47,128
Amortization of acquired customer-based intangible assets	46,268
Depreciation	22,071
Share-based compensation	7,158
Special charges (recoveries)	715
Other (income) expense, net	(5,547)
Adjusted EBITDA	$290,454

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the six months ended December 31, 2017. (In thousands except for per share amounts)
	Six Months Ended December 31, 2017
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues:
Cloud services and subscriptions	$174,619		$(984)	(1)	$173,635
Customer support	65,887		(656)	(1)	65,231
Professional service and other	124,314		(1,200)	(1)	123,114
Amortization of acquired technology-based intangible assets	91,088		(91,088)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	911,637	66.3%	93,928	(3)	1,005,565	73.1%
Operating expenses
Research and development	157,697		(3,213)	(1)	154,484
Sales and marketing	251,766		(5,183)	(1)	246,583
General and administrative	97,856		(4,157)	(1)	93,699
Amortization of acquired customer-based intangible assets	90,057		(90,057)	(2)	—
Special charges (recoveries)	18,746		(18,746)	(4)	—
GAAP-based income from operations / Non-GAAP-based income from operations	254,566		215,284	(5)	469,850
Other income (expense), net	15,771		(15,771)	(6)	—
Provision for (recovery of) income taxes	80,515		(24,286)	(7)	56,229
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	121,707		223,799	(8)	345,506
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.46		$0.84	(8)	$1.30

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of total revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods relevant to an acquisition and include certain charges or recoveries that are not indicative or related to continuing operations, and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of total revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) generally relates to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results. Other income (expense) also includes our share of income (losses) from our holdings in non-marketable securities investments as a limited partner. We do not actively trade equity securities in these privately held companies nor do we plan our ongoing operations based around any anticipated fundings or distributions from these investments. We exclude gains and losses on these investments as we do not believe they are reflective of our ongoing business and operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 40% and a Non-GAAP-based tax rate of approximately 14%; these rate differences are due to the income tax effects of items that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded items include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax benefits/

expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves and “book to return” adjustments for tax return filings and tax assessments. Included is the amount of net tax benefits arising from the internal reorganization that occurred in Fiscal 2017 assumed to be allocable to the current period based on the forecasted utilization period. In arriving at our Non-GAAP-based tax rate of approximately 14%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense. We also took into consideration changes in US tax reform legislation that was enacted on December 22, 2017 through the Tax Cuts and Jobs Act.

(8)	Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Six Months Ended December 31, 2017
		Per share diluted
GAAP-based net income, attributable to OpenText	$121,707	$0.46
Add:
Amortization	181,145	0.68
Share-based compensation	15,393	0.06
Special charges (recoveries)	18,746	0.07
Other (income) expense, net	(15,771)	(0.06)
GAAP-based provision for (recovery of) income taxes	80,515	0.30
Non-GAAP based provision for income taxes	(56,229)	(0.21)
Non-GAAP-based net income, attributable to OpenText	$345,506	$1.30

Reconciliation of Adjusted EBITDA

Six Months Ended December 31, 2017
GAAP-based net income, attributable to OpenText	$121,707
Add:
Provision for (recovery of) income taxes	80,515
Interest and other related expense, net	68,215
Amortization of acquired technology-based intangible assets	91,088
Amortization of acquired customer-based intangible assets	90,057
Depreciation	40,949
Share-based compensation	15,393
Special charges (recoveries)	18,746
Other (income) expense, net	(15,771)
Adjusted EBITDA	$510,899

(3)	The following tables provide a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three and six months ended December 31, 2018 and 2017:

	Three Months Ended December 31, 2018		Three Months Ended December 31, 2017
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	25%	15%	23%	16%
GBP	6%	6%	6%	6%
CAD	4%	10%	3%	10%
USD	57%	51%	58%	52%
Other	8%	18%	10%	16%
Total	100%	100%	100%	100%

	Six Months Ended December 31, 2018		Six Months Ended December 31, 2017
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	24%	15%	22%	15%
GBP	6%	6%	6%	6%
CAD	4%	11%	4%	11%
USD	57%	51%	59%	52%
Other	9%	17%	9%	16%
Total	100%	100%	100%	100%
*Expenses include all cost of revenues and operating expenses included within the Condensed Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and Special charges (recoveries).